UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 14, 2003
(Date of earliest event reported)

BLACK HILLS CORPORATION

South Dakota	001-31303	46-0458824
(State of Incorporation)	(Commission File No.)	(IRS Employer
(Identification Number)

625 Ninth Street
P. O. Box 1400
Rapid City, South Dakota 57709
(605) 721-1700

Item 5.	Other Events.

On April 14, 2003 the Company issued a press release announcing corporate officer additions and promotions.

The press release is attached as an exhibit to this Form 8-K and incorporated herein by reference.

Item 7.	Financial Statements and Exhibits.

(c)	Exhibit:

99	Press Release dated April 14, 2003 announcing corporate officer additions and promotions.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/Mark T. Thies Mark T. Thies Executive Vice President and Chief Financial Officer

Date: April 16, 2003

Exhibit Index

Exhibit Number	Description

99	Press Release dated April 14, 2003 announcing corporate officer additions and promotions.